Exhibit 10.25.2

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of December ----, 2000, by and among: PANACO, INC., a Delaware corporation ("Borrower") which is the sole surviving corporation of the merger by Panaco Production Company, a Texas corporation ("PPC") and Goldking Acquisition Corporation, a Delaware corporation ("GAC"), with and into Panaco, Inc. and is the successor-by-merger to PPC and GAC thereunder; the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"); and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders ("Agent").

                                    RECITALS

     A. Borrower, Panaco Production Company (prior to its merger with and into Borrower), Agent and Lenders have entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 30, 1999, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated November 30, 1999, and as amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated September 29, 2000 (as so amended, the "Loan Agreement").

     B. Capitalized terms used in this Amendment are used as defined in the Loan Agreement, as amended hereby, unless otherwise stated.

     C. Borrower desires to sell (hereinafter, the "Identified Assets Disposition") the Oil and Gas Properties described on Exhibit A attached hereto which have an aggregate PV-10 Value of approximately $2,100,000 (hereinafter, the "Identified Assets") for at least $800,000 and has requested that the Lenders consent to the Identified Assets Disposition and that the Lenders waive certain provisions of the Loan Agreement which would be violated by the Identified Assets Disposition.

     D. Borrower, Agent and Lenders desire to amend the Loan Agreement as hereinafter set forth and waive the Event of Default attributable to the Identified Assets Disposition.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                    AGREEMENT

                                    ARTICLE I
                          Amendments to Loan Agreement

     1.01 Amendment to Section 7.4 of the Loan Agreement. Effective as of the date hereof, Subclause (d) of Section 7.4 of the Loan Agreement is hereby amended by deleting therefrom the words "which does not exceed in the aggregate $2,000,000 in the aggregate during the term of this Agreement" and substituting in their place the words "which does not exceed in the aggregate $3,000,000 in the aggregate during the term of this Agreement."

     1.02 Amendment to Section 6.2(h) of the Loan Agreement. Effective as of the date hereof, Section 6.2(h) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "(h) (i) Promptly, but no later than five (5) Business Days, after Borrower becomes aware of any physical impairment or damage to any well that could reduce the PV-10 Value of such the Proved Reserves relating thereto by $500,000 or more, a detailed report of such impairment or damage, the cause of such impairment or damage and the amount of potential reduction in PV-10 Value for such Proved Reserves, and (ii) upon request by Agent from time to time, copies of Borrower's lease files, well files and contract files (including production reports on each well, marketing contracts, and information regarding locations of and equipment located on each well); and"

                                   ARTICLE II
                              Conditions Precedent

     2.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

     (a) Agent shall have received this Amendment, duly executed by Borrower.

     (b) Agent shall have received the Amendment Fee described in Section 5.11 of this Amendment.

     (c) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

     (d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent and to the extent required by the Loan Agreement, the Lenders.

     (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.


                                   ARTICLE III
                                 LIMITED WAIVER

     3.01 Limited Waiver. By execution of this Amendment, the Lenders hereby consent to the Identified Assets Disposition and waive the Event of Defaults arising under Section 7.4 and/or Section 8.2 of the Loan Agreement which would arise solely as a result of the Identified Assets Disposition; provided, however, this consent and waiver by the Lenders is conditioned on Borrower receiving at least $800,000 in cash proceeds from the Identified Assets Disposition and that all the cash proceeds from the Identified Assets Disposition shall immediately be transmitted, via wire transfer of immediately available funds, to the Collection Accounts. Except as specifically provided in the preceding sentence, nothing contained in this Amendment shall be construed as a waiver by the Agent or the Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party, the Agent and/or the Lenders, or as a consent by Lenders to any other disposition by Borrower or of any other transaction involving Borrower and the failure of the Agent or the Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any right of the Agent or the Lenders to thereafter demand strict compliance therewith. The Agent and the Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party, the Agent and/or the Lenders.

                                   ARTICLE IV
                  Ratifications, Representations and Warranties

     4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and to the extent required by the Loan Agreement, the Lenders; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                    ARTICLE V
                            Miscellaneous Provisions

     5.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     5.02 Amendment to References in all Loan Documents. Effective as of the date hereof, any reference in the Loan Documents to the capitalized terms "Loan Agreement" or "Credit Agreement" or to the Amended and Restated Loan and Security Agreement, dated as of September 30, 1999, by and among the Borrower, Panaco Production Company (prior to its merger with and into Borrower), the Lenders and the Agent, shall be deemed a reference to the Loan Agreement (as defined in this Amendment), as amended hereby.

     5.03 Expenses of Agent and Lenders. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel, and all costs and expenses incurred by Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and Lenders' legal counsel.

     5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

     5.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     5.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND AGENT.

     5.11 Amendment Fee. In consideration of the execution of this Amendment, Borrower agrees to pay to Agent on the date of this Amendment an amendment fee of $25,000, which fee shall be fully earned and non-refundable as of the date of this Amendment.

      [remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                    BORROWER:
                                    --------

                                    PANACO, INC.

                                    By: --------------------------------------
                                    Title: -----------------------------------

                                    AGENT:

                                    FOOTHILL CAPITAL CORPORATION,
                                    as Agent for the Lenders

                                    By: --------------------------------------
                                    Title: -----------------------------------


                                    LENDERS:

                                    FOOTHILL CAPITAL CORPORATION, as a Lender

                                    By: --------------------------------------
                                    Title: -----------------------------------

                                    ABLECO FINANCE LLC, as a Lender

                                    By: --------------------------------------
                                    Title:------------------------------------